UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
____________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
August 7, 2018
Date of Report
(Date of earliest event reported)
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Core-Mark Holding Company, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	000-51515	20-1489747
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

395 Oyster Point Boulevard, Suite 415 South San Francisco, California	94080
(Address of principal executive offices)	(Zip Code)
(650) 589-9445
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.    Results of Operations and Financial Condition.
On August 7, 2018, Core-Mark Holding Company, Inc. (the “Company”) issued a press release announcing its results of operations for the six months ended June 30, 2018. The text of the press release issued by the Company is furnished as Exhibit 99.1.
Item 8.01.    Other Events.
The Company's August 7, 2018 press release also announced that its Board of Directors has approved a $0.10 cash dividend per common share. The dividend is payable on September 14, 2018 to stockholders of record as of the close of business on August 28, 2018.
Item 9.01.     Financial Statements and Exhibits.
(d) Exhibits.
The following is filed as an exhibit to this report:

Exhibit Number	Description
99.1	Press Release of Core-Mark Holding Company, Inc. dated August 7, 2018 with attachments.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORE-MARK HOLDING COMPANY, INC.

Date:	August 7, 2018	By:	/s/ CHRISTOPHER M. MILLER
		Name:	Christopher M. Miller
		Title:	Senior Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of Core-Mark Holding Company, Inc. dated August 7, 2018 with attachments.

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